Translation of 1. First Addendum to Rental Agreement Exhibit 10.31 Addendum No. 1 to the Rental Agreement dated October 16 / 24, 2018 (regarding space in the building Zeppelinstr. 3, 85399 Hallbergmoos) Hallbergmoos Grundvermögen GmbH (registered in the commercial registry of the lower court Munich under the no. HRB 220581) Bavariafilmplatz 7, 80231 Grünwald Represented by the persons indicated by name in the signature line - hereinafter „Landlord" - a nd Pieris Pharmaceuticals GmbH (registered in the commercial registry of the lower court Munich under the no. HRB 221043) VAT Identification No: DE 813177203 Lise-Meitner-Str. 30, 85354 Freising Represented by the persons indicated by name in the signature line - hereinafter „Tenant" - - Landlord and Tenant collectively hereinafter „Parties" -

Translation of 1. First Addendum to Rental Agreement Exhibit 10.31 Preamble: The Parties have concluded a rental agreement dated October 16 /24, 2018 – hereinafter: “Rental Agreement” – covering office space, laboratory space and technical space and parking spaces in the building Zeppelinstr. 3, 85399 Hallbergmoos (hereinafter: “Building”). The building permit stated in the Rental Agreement as a condition precedent exists. Consequently, the condition has been fulfilled so that the right to rescission in Sec. 1.7 of the Rental Agreement has expired. Additionally, the Landlord has conducted a new site measuring with respect to the rental spaces. On this basis minor deviations with respect to the rental spaces have arisen which the Parties intend to clarify by this Addendum. Therefore the Parties agree on the following: 1. Condition Precedent and Rescission 1.1 Fulfilment of Condition Precedent Making reference to Sec. 1.6 of the Rental Agreement, the Parties note that the competent public authority has issued an immediately executable building permit on March 26, 2019 which had been stated in the Rental Agreement as a condition precedent. A copy of this building permit is included in Annex 1.1 to this Addendum. The Landlord has informed the Tenant of the building permit’s issuance immediately on the same date. The Parties therefore note that the condition precedent stated under Sec. 1.6 of the Rental Agreement has been validly fulfilled. 1.2 Expiration of Right of Rescission Additionally, the Parties note that due to the timely fulfilment of the condition precedent the Parties’ mutual right of rescission stated in Section 1.7 of the Rental Agreement has expired and consequently no Party has a right to declare rescission pursuant to Section 1.7 of the Rental agreement.

Translation of 1. First Addendum to Rental Agreement Exhibit 10.31 2. Rental Object 2.1 In preparation for the extension work, the Landlord has had a new site measurement of the rental property drawn up. For this reason, it is necessary to clarify the areas agreed in Section 1.2 of the Rental Agreement: The Landlord rents to the Tenant for Tenant’s sole use the following areas in the building Zeppelinstr. 3 in 85399 Hallbergmoos, which are listed below and are outlined in red in Annex 1.2 and are to be converted in accordance with the provisions of this agreement (in particular Sec. 2) a) Technical Space in the lower floor with approx. 530,35 m2 b) Office space and laboratory space on the ground floor (MB 11, 12, 13, 14, 16, 17, 18) with approx. 4.273,44 m2 c) Office space and laboratory space on the first floor (MB 11, 12, 13, 14, 18) with approx. 3.438,43 m2 d) Office and storage space in the second floor (MB 17) with approx. 578,06 m2 e) Office space in the third floor (MB11) with approx. 474,14 m2 f) Office space and laboratory space on the ground floor (MB 17a) with approx. 331,74 m 2 2.2 The aforementioned deviation in the property’s size from the rental area originally agreed in the Rental Agreement is 1.37%. With reference to Sec. 1.2 of the Rental Agreement, the Parties thus note that the deviation of the rental areas’ size has no effect on the rental provisions concluded by the Parties. In deviation of Sec. 1.2 of the Rental Agreement, the Parties however agree that the ancillary costs in the future shall be apportioned to the Tenant on the basis of the area sizes stated in this Addendum. 2.3 Should contrary to expectation there be additional deviations in the actual area’s size to those stated approximately above, for measuring the discrepancy in size and the tolerance level stated in the Rental Agreement in the future, the previously agreed size stated in the Rental Agreement shall continue to be the basis. 3. Miscellaneous 3.1 The Parties are aware that the Rental Agreement to which this Addendum refers requires the statutory written form of Sec. 126 German Civil Code (“BGB”) due to the fact that its term has a duration of more than one year according to Secs. 550, 578 (2) BGB. The Parties wish to adhere to this written form. a) They therefore undertake mutually to perform all acts and make all declarations necessary to comply with the statutory written form requirements at the request of either of the Parties at any time. b) They additionally shall not terminate this contractual relationship prematurely on the grounds of non- compliance with the statutory written form.

Translation of 1. First Addendum to Rental Agreement Exhibit 10.31 c) The rights and obligations stated in lit. a) and lit b) shall apply not only for this Addendum, but also for the original agreement and all future amendments, addenda and other agreements modifying the agreement(s). 3.2 A third party entering into the contract in accordance with Sec. 566 BGB or by way of a tripartite contract shall not be bound by the obligations arising from Sec. 3.1; such third party shall be entitled to the statutory rights without restriction. This shall not apply in so far as the parts of the contract which do not comply with the written form requirement were known or should have been known to the third party prior to its entry into the Rental Agreement, or if the parts not complying with the written form requirement only came into existence after the third party’s entry into the Rental Agreement However, the joining third party shall in any case be entitled without restriction to the rights arising for the third party from Sec. 3.1 vis-à-vis the other contracting party 3.3 The written form shall also apply to any subsidiary or ancillary agreements, amendments and supplements to this contract which are not subject to the statutory written form requirement of Sec. 126 BGB pursuant to Secs. 550, 578 (2) BGB. This written form requirement can only be waived in writing. Such subsidiary or ancillary agreements, amendments and supplements have to be expressly identified as such and signed by representatives of the party expressly authorized. The written form mentioned in sentence 1 shall not be complied with by declarations made by e-mail or in electronic form. The Parties agree that no ancillary agreements have been made. 3.4 Severability Should any provision of this Addendum be invalid or unenforceable, the validity of the remaining provisions of this Addendum shall remain unaffected. The Parties shall agree on a provision which comes as close as possible to the economically intended one in place of the affected provisions. 4. Survival of Other Rental Agreement’s Provisions Without prejudice to the provisions agreed in this Addendum, the provisions of the Rental Agreement and its annexes, to which reference is hereby made, shall otherwise remain in force.

Translation of 1. First Addendum to Rental Agreement Exhibit 10.31 5. Addendum’s Conclusion, Acceptance Period The Party signing this Addendum first shall be bound by the contractual offer for a duration of eight weeks from receipt of the offer by the other Party. The acceptance period shall be deemed to have been observed if the first signing party receives the countersigned Addendum no later than on the last day of the aforementioned period. Signature page: For the Landlord: Place, Date: ___21/05/2019_______ Signature: ___/s/ David Christmann Name: David Christmann Position CEO For the Tenant: Place, Date: Freising, 29/04/2019_______________ Signature: /s/ Stephen Yoder_______ Name: Stephen Yoder Position: Managing Director Place, Date: Freising, 29/04/2019__________ Signature: /s/ Allan Reine________________ Name: Allan Reine Position Managing Director